UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 14, 2012

FRIENDFINDER NETWORKS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34622	13-3750988

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200
Boca Raton, Florida		33487

(Address of Principal Executive Offices)		(Zip Code)

(561) 912-7000

(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

FriendFinder Networks Inc. (the “Company”) received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) on February 14, 2012, stating that the Company has regained compliance with Nasdaq Listing Rules.  For the last 10 consecutive business days, (i) the market value of the Company’s publicly held shares has been in excess of $15 million, and (ii) the Company’s common stock closing bid price has been in excess of $1.00 per share. Accordingly, the Company has regained compliance with Nasdaq Listing Rules 5450(b)(2)(C) and 5450(a)(1), and the matters set forth in Nasdaq’s January 6, 2012 and January 10, 2012 notices to the Company are now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2012
FRIENDFINDER NETWORKS INC.

By: /s/ Ezra Shashoua
Name: Ezra Shashoua
Title: Chief Financial Officer

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